DEAN WITTER INFORMATION FUND Two World Trade Center, New York, New York 10048 LETTER TO THE SHAREHOLDERS March 31, 1997

DEAR SHAREHOLDER:

Dean Witter Information Fund continues to invest in companies that are involved in all aspects of the communications and information industries, paying particular attention to companies that possess some combination of attributes such as established market presence, leading-edge technology, proven management and strategic relationships and alliances. The Fund commenced operations on November 28, 1995 with nearly $105 million in net assets. As of March 31, 1997, net assets stood at approximately $214 million.

PERFORMANCE REVIEW

Over the first half of its recently concluded fiscal year, the Fund registered a positive total return of 2.53 percent. Subsequently, a combination of widespread poor small-stock performance, uncertainty surrounding the timing and effects of new telecommunications legislation, and generally higher interest rates provided the backdrop for a disappointing total return of -16.31 percent for the full fiscal year ended March 31, 1997. Over the same period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Analytical Services, Inc. Science and Technology Funds Index registered total returns of 19.84 percent and 7.03 percent, respectively.

The accompanying chart illustrates the performance of a $10,000 investment in the Fund since inception (November 28, 1995) through the fiscal year ended March 31, 1997, versus the performance of similar hypothetical investments in the issues comprising the S&P 500 and the Lipper Science and Technology Funds Index.

The fourth quarter of 1996 saw significant performance improvement among technology-related stocks and the portfolio management team's primary and immediate goal is to use this degree of improvement to bolster the Fund's overall performance. A strategic reallocation of assets is occurring throughout the portfolio, marked by a greater focus on selective larger-capitalization companies.

DEAN WITTER INFORMATION FUND
LETTER TO THE SHAREHOLDERS March 31, 1997, continued

POSITIONING THE FUND'S PORTFOLIO

On March 31, 1997, the Fund's assets were allocated primarily among four sectors: telecommunications equipment; electronics; media and entertainment; and telecommunications operating companies. During the recent period of higher interest rates and a rather directionless market, the Fund also maintained a modestly defensive cash position totaling approximately 8 percent of net assets. Additionally, the Fund holds approximately 20 percent of its total net assets in foreign securities representing 19 countries, including several American Depository Receipts, which are receipts for shares of foreign issuers held in U.S. banks.

GOING FORWARD

         [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                         THE PURPOSE OF EDGAR FILING.]

DEAN WITTER INFORMATION FUND

                               GROWTH OF $10,000


     DATE                  FUND                 S&P               LIPPER
------------------------------------------------------------------------------
November 28, 1995         $10000               $10000             $10000
------------------------------------------------------------------------------
March 31, 1996            $10677               $10743             $ 9473
------------------------------------------------------------------------------
March 31, 1997            $ 8579 (3)           $12874             $10139
------------------------------------------------------------------------------

                     AVERAGE ANNUAL TOTAL RETURNS (FUND)

                      1 YEAR                       LIFE OF FUND
          ===========================================================
                    -16.31% (1)                    - 8.06% (1)
          -----------------------------------------------------------
                    -20.49% (2)                    -10.82% (2)
          ===========================================================

        ===============================================================
                     Fund          S&P 500 (4)         LIPPER (5)
             -------       -------             -------
        ===============================================================

Past performance is not predictive of future returns.

------------------------

(1)      Figure shown does not reflect the deduction of any sales charges.

(2) Figure shown assumes the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, since inception-4%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 4% CDSC, assuming a complete redemption on March 31, 1997.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Science & Technology Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Science & Technology Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this index.

An ever-increasing global dependence on telecommunications and the accompanying demand for speed and reliability provides the fundamental underpinnings for robust growth among the key sectors in which the Fund invests. The borders for these sectors continue to expand as the world's emerging markets not only demand state-of-the-art telecommunications technology, but require immediate infrastructure improvements, which particularly enhances the attraction and value of the equipment and electronics areas. Meanwhile, declining telecommunications costs should trigger greater usage, which is good news for the operating and media and entertainment companies. Further, given the increase in the number of larger-capitalization stocks held in the portfolio, combined with an expected recovery among smaller-cap stocks, we are cautiously optimistic regarding the Fund's future prospects.

In conclusion, we expect the era of telecommunications competition to be a primary catalyst for enhanced market valuations among all of the sectors that comprise the communications information sector. There is no question that the transition has involved uncertainty and a test of faith among investors. However, we believe that the period

DEAN WITTER INFORMATION FUND
LETTER TO THE SHAREHOLDERS March 31, 1997, continued

of execution is upon us and are confident that those investors who have remained on the sideline will be rejuvenated as legislative clarity arrives and attractive earnings growth materializes.

We appreciate your support of Dean Witter Information Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER INFORMATION FUND
PORTFOLIO OF INVESTMENTS March 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------

            COMMON STOCKS (90.2%)
            Advertising (5.7%)
    26,000  Interpublic Group of  Companies, Inc. ...........................  $ 1,371,500
    51,300  Omnicom Group, Inc.  ............................................    2,558,587
    85,000  Outdoor Systems, Inc.* ..........................................    2,465,000
   136,000  Sitel Corp.* ....................................................    1,819,000
    42,000  Snyder Communications, Inc.* ....................................      987,000
   100,000  Universal Outdoor Holdings,  Inc.* ..............................    2,900,000
                                                                             --------------
                                                                                12,101,087
                                                                             --------------
            Aerospace (4.7%)
            Asia Satellite  Telecommunications Holdings  Ltd. (ADR)(Hong
    43,000  Kong)* ..........................................................    1,101,875
    45,000  EchoStar Communications Corp.  (Class A)* .......................      922,500
    80,000  Electromagnetic Sciences, Inc.* .................................    1,480,000
    20,000  Globalstar Telecommunications  Ltd. (Bermuda)* ..................    1,040,000
     2,262  Globalstar Telecommunications  Ltd. (Bermuda)(Rights)* ..........       56,550
   120,000  Loral Space & Communications  Ltd. (Bermuda)* ...................    1,695,000
   129,500  Orbital Sciences Corp.* .........................................    1,780,625
    70,000  PanAmSat Corp.* .................................................    1,986,250
                                                                             --------------
                                                                                10,062,800
                                                                             --------------
            Broadcast Media (0.5%)
    23,000  Carlton Communications PLC  (United Kingdom) ....................      986,125
                                                                             --------------
            Broadcasting (16.0%)
    85,000  American Radio Systems Corp.* ...................................    2,592,500
            Argyle Television, Inc.
   103,000   (Class A)* .....................................................    2,472,000
    50,000  Chancellor Broadcasting Co.  (Class A)* .........................    1,287,500
    65,000  Cinar Films, Inc. (Class B)  (Canada)* ..........................    1,576,250
   110,000  Clear Channel Communications,  Inc.* ............................    4,716,250
    25,000  Comcast Corp. (Class A Special) .................................      421,875
   110,000  Cox Radio, Inc. (Class A)* ......................................    2,282,500
    70,000  Emmis Broadcasting Corp.  (Class A)* ............................    2,686,250
            Evergreen Media Corp.
   110,000   (Class A)* .....................................................    3,203,750
            Heftel Broadcasting Corp.
    57,000   (Class A)* .....................................................    2,622,000
    80,000  Jacor Communications, Inc.* .....................................    2,210,000
    39,000  Lin Television Corp.* ...........................................    1,408,875
            Telemundo Group, Inc.
    80,000   (Class A)* .....................................................  $ 2,240,000
    40,000  Time Warner, Inc.  ..............................................    1,730,000
    30,000  Univision Communications, Inc.  (Class A)* ......................      978,750
   100,000  Westwood One, Inc.* .............................................    1,850,000
                                                                             --------------
                                                                                34,278,500
                                                                             --------------
            Business Services (5.5%)
   100,000  ACE*COMM Corp.* .................................................      812,500
   111,200  CUC International, Inc.* ........................................    2,502,000
    70,000  Gartner Group, Inc. (Class A)* ..................................    1,487,500
   144,000  Getty Communication PLC  (ADR)(United Kingdom)* .................    2,016,000
    40,000  Precision Response Corp.* .......................................      945,000
    40,000  Primark Corp.* ..................................................      950,000
    80,000  Saville Systems Ireland PLC  (ADR)(Ireland)* ....................    2,260,000
    25,000  Tollgrade Communications, Inc. ..................................      437,500
   100,000  TTI Team Telecom  International Ltd. (Israel)* ..................      375,000
                                                                             --------------
                                                                                11,785,500
                                                                             --------------
            Computer Software (11.2%)
    43,750  Adobe Systems, Inc. .............................................    1,750,000
    68,000  America Online, Inc.* ...........................................    2,881,500
    56,000  Check Point Software  Technologies Ltd. (Israel)* ...............    1,148,000
    50,000  Clarify Inc.* ...................................................    1,175,000
    53,500  CyberMedia, Inc.* ...............................................      468,125
    23,600  Edify Corp.* ....................................................      247,800
            Eidos PLC (ADR)
    44,200   (United Kingdom)* ..............................................      591,175
    33,500  Geoworks* .......................................................      217,750
    75,000  Interlink Computer Sciences,  Inc.* .............................      806,250
     6,500  IONA Technologies PLC (ADR)  (United Kingdom)* ..................      115,375
   100,000  ISG International Software  Group Ltd. (Israel)* ................      962,500
    20,000  Lycos, Inc.* ....................................................      280,000
    30,900  Memco Software Ltd.* ............................................      436,462
     8,500  Microsoft Corp.* ................................................      778,812
    30,000  Netscape Communications  Corp.* .................................      900,000
    91,000  Network General Corp.* ..........................................    1,956,500
    80,000  Raptor Systems, Inc.* ...........................................    1,030,000
    35,000  Security Dynamics  Technologies, Inc.* ..........................      857,500
    76,000  Segue Software, Inc.* ...........................................      731,500
     7,000  Simulation Sciences, Inc.* ......................................       70,000
   110,000  Sterling Commerce, Inc.* ........................................    3,190,000

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
PORTFOLIO OF INVESTMENTS March 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------

    30,000  Synopsys, Inc.* ................................................. $    750,000
    68,000  Tecnomatix Technologies Ltd.  (Israel)* .........................    1,411,000
   125,000  Visigenic Software, Inc.* .......................................    1,109,375
                                                                             --------------
                                                                                23,864,624
                                                                             --------------
            Computer Software & Services (0.4%)
    30,000  Black Box Corp.* ................................................      806,250
                                                                             --------------
            Computers -Peripheral Equipment (1.1%)
    65,000  EMC Corp.* ......................................................    2,307,500
                                                                             --------------
            Electronics (1.4%)
    26,500  Diebold, Inc.  ..................................................      997,062
    45,000  Natural Microsystems Corp.* .....................................      894,375
    25,000  Uniphase Corp.* .................................................      925,000
     5,000  Verifone, Inc.* .................................................      163,750
                                                                             --------------
                                                                                 2,980,187
                                                                             --------------
            Electronics -Semiconductors/
             Components (0.7%)
   100,000  Sierra Semiconductor Corp.* .....................................    1,612,500
                                                                             --------------
            Entertainment/Gaming & Lodging (1.8%)
    67,000  Imax Corp. (Canada)* ............................................    2,269,625
   150,000  Lodgenet Entertainment Corp.* ...................................    1,481,250
                                                                             --------------
                                                                                 3,750,875
                                                                             --------------
            Housing & Home Furnishings (0.5%)
   100,000  Gemstar International Group  Ltd.* ..............................    1,175,000
                                                                             --------------

            Internet (2.5%)
    18,000  AmeriTrade Holding Corp.  (Class A)* ............................      281,250
    50,000  Checkfree Corp.* ................................................      606,250
   110,000  E*TRADE Group, Inc.* ............................................    1,980,000
   105,000  Mecklermedia Corp.* .............................................    2,441,250
                                                                             --------------
                                                                                 5,308,750
                                                                             --------------
            Office Equipment & Supplies (0.6%)
    55,000  Lexmark International Group,  Inc.* .............................    1,333,750
                                                                             --------------
            Publishing -Newspaper (0.5%)
     8,500  Gannett Co., Inc. ...............................................      729,938
    10,500  New York Times Co. (The)  (Class A) .............................      463,313
                                                                             --------------
                                                                                 1,193,251
                                                                             --------------
            Semiconductors (4.6%)
    25,000  Altera Corp.* ...................................................    1,075,000
    10,500  Intel Corp. .....................................................    1,459,500
    36,000  Maxim Integrated Products,  Inc.* ...............................    1,741,500


    30,000  Micrel, Inc.* ................................................... $    870,000
    32,000  Micron Technology, Inc. .........................................    1,296,000
    20,000  Texas Instruments, Inc. .........................................    1,497,500
    65,500  Vitesse Semiconductor Corp.* ....................................    1,809,438
                                                                             --------------
                                                                                 9,748,938
                                                                             --------------
            Telecommunication Equipment (13.9%)
    20,000  3Com Corp.* .....................................................      652,500
    56,000  ADC Telecommunications, Inc.* ...................................    1,505,000
    20,000  Adtran, Inc.* ...................................................      495,000
    34,000  Ascend Communications, Inc.* ....................................    1,385,500
    30,000  BBN Corp. .......................................................      498,750
    20,000  Coherent Communications  Systems Corp.* .........................      345,000
    37,500  Digital Link Corp.* .............................................      450,000
    50,000  Digital Microwave Corp.* ........................................      950,000
    66,000  Ericsson (L.M.) Telephone Co.  (Class B)(ADR)(Sweden) ...........    2,227,500
    65,000  FORE Systems, Inc.* .............................................      966,875
    68,000  IFR Systems, Inc. ...............................................    1,020,000
    90,000  Larscom Inc. (Class A)* .........................................      742,500
    55,000  Lucent Technologies, Inc. .......................................    2,901,250
    60,000  Nokia Corp. (ADR)(Finland) ......................................    3,495,000
    26,000  Northern Telecom Ltd. (Canada) ..................................    1,699,750
    79,000  Ortel Corp.* ....................................................      997,375
    40,000  Pairgain Technologies, Inc.* ....................................    1,185,000
    65,000  Philips Electronics NV (ADR)  (Netherlands) .....................    2,892,500
    50,000  QUALCOMM, Incorporated* .........................................    2,818,750
    70,000  Tellabs, Inc.* ..................................................    2,520,000
                                                                             --------------
                                                                                29,748,250
                                                                             --------------
            Telephones (15.1%)
    50,400  Airtouch Communications, Inc.* ..................................    1,159,200
    50,000  Alltel Corp.* ...................................................    1,625,000
    60,000  BellSouth Corp.  ................................................    2,535,000
    55,000  Century Telephone Enterprises,  Inc. ............................    1,622,500
    60,775  Compania de  Telecommunicaciones de Chile  S.A. (ADR)(Chile) ....    1,747,281
    60,000  GTE Corp.  ......................................................    2,797,500
    29,000  LCI International, Inc.* ........................................      485,750
    57,000  Portugal Telecom SA (ADR)  (Portugal) ...........................    2,094,750
    17,700  PT Indonesian Satellite Corp.  (ADR)(Indonesia)* ................      473,475
    27,000  Royal PTT Nederland NV  (ADR)(Netherlands) ......................      978,750
    60,000  SBC Communications, Inc. ........................................    3,157,500
    40,000  Tele Danmark A/S (ADR)  (Denmark) ...............................    1,045,000

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
PORTFOLIO OF INVESTMENTS March 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------

            Telecom Argentina Stet - France Telecom S.A. (Class B)
    25,000   (ADR)(Argentina) ............................................... $  1,150,000
    18,000  Telecom Corp. of New Zealand,  Ltd. (ADR)(New Zealand) ..........    1,278,000
    29,700  Telefonos de Mexico S.A. de C.V.  (Series L)(ADR)(Mexico) .......    1,143,450
    47,900  Telekomunikasi Indonesia  (ADR)(Indonesia) ......................    1,442,988
    60,000  Telephone & Data Systems, Inc. ..................................    2,302,500
    24,500  Teleport Communications Group  Inc. (Class A)* ..................      560,438
   210,000  WorldCom, Inc.* .................................................    4,593,750
                                                                             --------------
                                                                                32,192,832
                                                                             --------------
            Wireless Communication (3.5%)
       175  DDI Corp. (Japan) ...............................................    1,104,177
     4,030  Mannesmann AG (Germany) .........................................    1,534,551
    55,000  Millicom International Cellular  S.A.* ..........................    2,255,000
   415,000  Technology Resources Industries
             Berhad (Malaysia)* .............................................      904,066
    37,000  Vodafone Group PLC (ADR)  (United Kingdom) ......................    1,632,625
                                                                             --------------
                                                                                 7,430,419
                                                                             --------------
            TOTAL COMMON STOCKS
            (Identified Cost $192,668,700) ..................................  192,667,138
                                                                             --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                       VALUE
------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (A) (8.0%)
            U.S. GOVERNMENT AGENCY
            Federal Home Loan Mortgage Corp. 6.50% due 04/01/97 (Amortized
   $17,200  Cost $17,200,000) ............................................... $17,200,000
                                                                             -------------

TOTAL INVESTMENTS
IDENTIFIED COST $209,868,700)(B) ..   98.2%    209,867,138
CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES........................    1.8       3,859,093
                                   -------- --------------
NET ASSETS.........................  100.0%   $213,726,231
                                   ======== ==============

------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $18,362,809 and the aggregate gross unrealized depreciation is $18,364,372, resulting in net unrealized depreciation of $1,563.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

 ASSETS:
Investments in securities, at value (identified
 cost $209,868,700) ............................   $209,867,138
Cash ...........................................        575,074
Receivable for:
  Investments sold .............................      3,902,370
  Dividends ....................................        231,300
  Shares of beneficial interest sold ...........        137,841
  Interest .....................................          4,106
Deferred organizational expenses................        131,277
Prepaid expenses and other assets...............         24,880
                                                 --------------
  TOTAL ASSETS..................................    214,873,986
                                                 --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased ....        426,429
  Plan of distribution fee......................        227,745
  Investments purchased.........................        175,000
  Investment management fee.....................        148,608
Accrued expenses ...............................        169,973
                                                 --------------
  TOTAL LIABILITIES ............................      1,147,755
                                                 --------------
NET ASSETS:
Paid-in-capital.................................    248,871,149
Net unrealized depreciation ....................         (1,563)
Accumulated net realized loss ..................    (35,143,355)
                                                 --------------
  NET ASSETS ...................................   $213,726,231
                                                 ==============
NET ASSET VALUE PER SHARE,
 23,919,146 shares outstanding (unlimited
 shares authorized of $.01 par value) ..........          $8.94
                                                 ==============


STATEMENT OF OPERATIONS
For the year ended March 31, 1997

NET INVESTMENT INCOME:
INCOME
Dividends (net of $68,738 foreign
 withholding tax) ............................   $  1,376,455
Interest .....................................        945,171
                                               --------------
  TOTAL INCOME ...............................      2,321,626
                                               --------------
EXPENSES
Plan of distribution fee .....................      2,733,235
Investment management fee ....................      2,043,107
Transfer agent fees and expenses .............        514,587
Registration fees ............................         45,569
Shareholder reports and notices ..............         43,804
Organizational expenses ......................         35,839
Professional fees ............................         28,312
Custodian fees ...............................         17,659
Trustees' fees and expenses ..................         17,381
Other ........................................          5,698
                                               --------------
  TOTAL EXPENSES..............................      5,485,191
                                               --------------
  NET INVESTMENT LOSS ........................     (3,163,565)
                                               --------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:
  Investments ................................    (32,888,142)
  Foreign exchange transactions ..............        (14,485)
                                               --------------
  NET LOSS ...................................    (32,902,627)
                                               --------------
Net change in unrealized appreciation on:
  Investments ................................    (12,858,029)
  Translation of other assets and liabilities
   denominated in foreign currencies  ........            (71)
                                               --------------
  NET DEPRECIATION ...........................    (12,858,100)
                                               --------------
  NET LOSS ...................................    (45,760,727)
                                               --------------
NET DECREASE .................................   $(48,924,292)
                                               ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE PERIOD
                                                         FOR THE YEAR  NOVEMBER 28, 1995*
                                                            ENDED           THROUGH
                                                        MARCH 31, 1997   MARCH 31, 1996
------------------------------------------------------ -------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ...................................  $ (3,163,565)    $   (274,103)
Net realized loss .....................................   (32,902,627)      (2,243,508)
Net change in unrealized appreciation .................   (12,858,100)      12,856,537
                                                       -------------- ------------------
  NET INCREASE (DECREASE) .............................   (48,924,292)      10,338,926
Dividends from net investment income ..................       --               (92,429)
Net increase from transactions in shares of beneficial
 interest .............................................    55,329,540      196,974,486
                                                       -------------- ------------------
  NET INCREASE ........................................     6,405,248      207,220,983
NET ASSETS:
Beginning of period....................................   207,320,983          100,000
                                                       -------------- ------------------
  END OF PERIOD .......................................  $213,726,231     $207,320,983
                                                       ============== ==================

------------
*    Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Information Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and had no other operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on November 28, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997, continued

except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997, continued

investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1997, the annual rate will be reduced to 0.725% of the net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997, continued

and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $12,988,417 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $874,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $372,276,351 and $327,439,957, respectively.

For the year ended March 31, 1997, the Fund incurred brokerage commissions of $73,538 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $88,000.

DEAN WITTER INFORMATION FUND
NOTES TO FINANCIAL STATEMENTS March 31, 1997, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                FOR THE PERIOD
                                   FOR THE YEAR               NOVEMBER 28, 1995*
                                       ENDED                        THROUGH
                                  MARCH 31, 1997                MARCH 31, 1996
                          ----------------------------- -----------------------------
                               SHARES         AMOUNT         SHARES         AMOUNT
                          -------------- -------------- -------------- --------------
Sold......................   12,321,396    $136,279,927    19,923,449    $202,231,632
Reinvestment of
 dividends................       --             --              8,519          85,362
                          -------------- -------------- -------------- --------------
                             12,321,396     136,279,927    19,931,968     202,316,994
Repurchased...............   (7,831,515)    (80,950,387)     (512,703)     (5,342,508)
                          -------------- -------------- -------------- --------------
Net increase..............    4,489,881    $ 55,329,540    19,419,265    $196,974,486
                          ============== ============== ============== ==============

------------
*     Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At March 31, 1997, the Fund had a net capital loss carryover of approximately $19,779,000 which will be available through March 31, 2005 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $14,822,000 and $11,800, respectively, during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales. The Fund had permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,166,345, net investment loss was credited $3,163,565 and accumulated net realized loss was credited $2,780.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1997, there were no outstanding forward foreign currency contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER INFORMATION FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                    FOR THE PERIOD
                                                    FOR THE YEAR  NOVEMBER 28, 1995*
                                                       ENDED           THROUGH
                                                   MARCH 31, 1997   MARCH 31, 1996
------------------------------------------------- -------------- ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............  $  10.67            $10.00
                                                  -------------- ------------------
Net investment loss ..............................     (0.13)            (0.01)
Net realized and unrealized gain (loss)  .........     (1.60)             0.69
                                                  -------------- ------------------
Total from investment operations .................     (1.73)             0.68
Less dividends in excess of net investment income       --               (0.01)
                                                  -------------- ------------------
Net asset value, end of period ...................  $   8.94            $10.67
                                                  ============== ==================
TOTAL INVESTMENT RETURN+  ........................    (16.31)%            6.77%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................      2.01%             2.31%(2)
Net investment loss ..............................     (1.16)%           (0.51)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  .........  $213,726          $207,321
Portfolio turnover rate ..........................        132%               8%(1)
Average commission rate paid .....................   $0.0527           $0.0496


------------
  *   Commencement of operations.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INFORMATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INFORMATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Information Fund (the "Fund") at March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 28, 1995 (commencement of operations) through March 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 1997

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Edward Gaylor
Vice President

Peter Hermann
Vice President

Jayne Stevlingson
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
INFORMATION FUND


ANNUAL REPORT
MARCH 31, 1997